UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):

October 25, 2006
________________________________________

THERMO ELECTRON CORPORATION
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
incorporation or organization)		Number)

81 Wyman Street, P.O. Box 9046
Waltham, Massachusetts	02454-9046
(Address of principal executive offices)	(Zip Code)

(781) 622-1000
(Registrant’s telephone number
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading “Risk Factors” in the Registrant’s Current Report on Form 10-Q for the fiscal quarter ended July 1, 2006. These include risks and uncertainties relating to: the need to develop new products and adapt to significant technological change; implementation of strategies for improving internal growth; use and protection of intellectual property; dependence on customers’ capital spending policies and government funding policies; realization of potential future savings from new productivity initiatives; dependence on customers that operate in cyclical industries; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; exposure to product liability claims in excess of insurance coverage; implementation of our branding strategy; identification, completion and integration of new acquisitions and potential impairment of goodwill from previous acquisitions; retention of contingent liabilities from businesses we sold; and the effect of exchange rate fluctuations on international operations. While the Registrant may elect to update forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, and, therefore, these forward-looking statements should not be relied upon as representing the Registrant’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On October 25, 2006, the Registrant announced its financial results for the fiscal quarter ended September 30, 2006. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

The following Exhibit relating to Item 2.02 shall be deemed “furnished”, and not “filed”:

99.1 Press Release dated October 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 25th day of October, 2006.

THERMO ELECTRON CORPORATION

By:	/s/ Peter E. Hornstra
Peter E. Hornstra
Corporate Controller and Chief Accounting Officer